Income taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The components of profit before taxes were:
	Years ended December 31,
(Millions of dollars)	2015	2014	2013
U.S.	$636	$276	$5,602
Non-U.S.	2,803	2,876	3,769
	$3,439	$3,152	$9,371

Profit before taxes, as shown above, is based on the location of the entity to which such earnings are attributable. Where an entity’s earnings are subject to taxation, however, may not correlate solely to where an entity is located.  Thus, the income tax provision shown below as U.S. or non-U.S. may not correspond to the earnings shown above.

The components of the provision (benefit) for income taxes were:
	Years ended December 31,
(Millions of dollars)	2015	2014	2013
Current tax provision (benefit):
U.S.[1]	$525	$715	$407
Non-U.S.	656	883	805
State (U.S.)	42	48	33
	1,223	1,646	1,245

Deferred tax provision (benefit):
U.S.[1]	(367)	(763)	1,308
Non-U.S.	66	(116)	131
State (U.S.)	(6)	(75)	111
	(307)	(954)	1,550
Total provision (benefit) for income taxes	$916	$692	$2,795
[1] Includes U.S. taxes related to non-U.S. profits.

We paid net income tax and related interest of $1,143 million, $1,595 million and $1,544 million in 2015, 2014 and 2013, respectively.

Reconciliation of the U.S. federal statutory rate to effective rate:

	Years ended December 31,
(Millions of dollars)	2015		2014		2013
Taxes at U.S. statutory rate	$1,203	35.0%	$1,103	35.0%	$3,280	35.0%
(Decreases) increases resulting from:
Non-U.S. subsidiaries taxed at other than 35%	(236)	(6.9)%	(223)	(7.1)%	(333)	(3.5)%
State and local taxes, net of federal	24	0.7%	(17)	(0.5)%	93	1.0%
Interest and penalties, net of tax	12	0.4%	12	0.4%	4	—%
U.S. research and production incentives	(95)	(2.7)%	(125)	(4.0)%	(91)	(1.0)%
Other—net	(34)	(1.0)%	(14)	(0.4)%	(16)	(0.2)%
	874	25.5%	736	23.4%	2,937	31.3%

Prior year tax and interest adjustments	42	1.2%	(21)	(0.7)%	(55)	(0.6)%
Release of valuation allowances	—	—%	(23)	(0.7)%	—	—%
Tax law changes	—	—%	—	—%	(87)	(0.9)%
Provision (benefit) for income taxes	$916	26.7%	$692	22.0%	$2,795	29.8%

Included within the effective tax rate reconciliation line item above labeled "Non-U.S. subsidiaries taxed at other than 35%" are the effects of indefinitely reinvested earnings of non-U.S. subsidiaries taxed at local tax rates, changes in the amount of unrecognized tax benefits associated with these earnings, losses at non-U.S. subsidiaries without local tax benefits due to valuation allowances, and permanent differences between tax and U.S. GAAP results. The indefinitely reinvested profits of Caterpillar SARL, primarily taxable in Switzerland, contribute the most significant amount of this line item. Although not individually significant by jurisdiction, pre-tax permanent differences due to nondeductible net foreign exchange losses of non-U.S. subsidiaries were approximately $130 million in 2015 and less than $10 million in 2014 and 2013, respectively.

The provision for income taxes for 2015 included a $42 million net charge to increase unrecognized tax benefits by $68 million as discussed on page 32 offset by a benefit of $26 million to record U.S. refund claims related to prior tax years currently under examination.

The provision for income taxes for 2014 included a benefit of $23 million for the release of a valuation allowance against the deferred tax assets of a non-U.S. subsidiary and a net benefit of $21 million to adjust prior years' U.S. taxes and interest. The net benefit for prior years' U.S. taxes and interest included a $33 million benefit to reflect a settlement with the U.S. Internal Revenue Service (IRS) related to 1992 through 1994 which resulted in a $16 million benefit to remeasure previously unrecognized tax benefits and a $17 million benefit to adjust related interest, net of tax. This benefit of $33 million was offset by a net charge of $12 million to adjust prior years' U.S. taxes that included a charge of $55 million to correct for an error which resulted in an understatement of tax liabilities for prior years. Management has concluded that the error was not material to any period presented.

The provision for income taxes for 2013 included a $87 million benefit primarily related to the research and development tax credit that was retroactively extended in 2013 for 2012 and a benefit of $55 million resulting from true-up of estimated amounts used in the tax provision to the 2012 U.S. income tax return as filed in September 2013.

We have recorded income tax expense at U.S. tax rates on all profits, except for undistributed profits of non-U.S. subsidiaries of approximately $16 billion which are considered indefinitely reinvested.  Upon distribution of these profits in the form of dividends or otherwise, we would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and in some instances withholding taxes payable to the various non-U.S. jurisdictions. Determination of the amount of unrecognized deferred tax liability related to indefinitely reinvested profits is not feasible primarily due to our legal entity structure and the complexity of U.S. and local tax laws.  If management intentions or U.S. tax law changes in the future, there may be a significant negative impact on the provision for income taxes to record an incremental tax liability in the period the change occurs. At December 31, 2015, cash and short-term investments held by non-U.S. subsidiaries was approximately $5 billion.

Accounting for income taxes under U.S. GAAP requires that individual tax-paying entities of the company offset all deferred tax liabilities and assets within each particular tax jurisdiction and present them as a noncurrent deferred tax liability or asset in the Consolidated Financial Position. Amounts in different tax jurisdictions cannot be offset against each other. The amount of deferred income taxes at December 31, included on the following lines in Statement 3, are as follows:

	December 31,
(Millions of dollars)	2015	2014
Assets:
Noncurrent deferred and refundable income taxes	2,367	2,166
Liabilities:
Other liabilities	335	383
Deferred income taxes—net	$2,032	$1,783

Deferred income tax assets and liabilities:
	December 31,
(Millions of dollars)	2015	2014
Deferred income tax assets:
Pension	$1,694	$1,513
Postemployment benefits other than pensions	1,339	1,514
Tax carryforwards	1,098	826
Warranty reserves	359	346
Stock-based compensation	356	327
Inventory	129	123
Allowance for credit losses	203	198
Post sale discounts	185	175
Deferred compensation	124	132
Other—net	572	549
	6,059	5,703

Deferred income tax liabilities:
Capital and intangible assets	(2,561)	(2,625)
Bond discount	(225)	(233)
Translation	(343)	(252)
Undistributed profits of non-U.S. subsidiaries	(82)	(69)
	(3,211)	(3,179)
Valuation allowance for deferred tax assets	(816)	(741)
Deferred income taxes—net	$2,032	$1,783

At December 31, 2015, approximately $557 million of U.S. state tax net operating losses (NOLs) and $145 million of U.S. state tax credit carryforwards were available. The state NOLs primarily expire between 2016 and 2035.  The state tax credit carryforwards primarily expire over the next five years with certain carryforwards set to expire over the next fifteen years. Of the total $189 million of deferred tax assets related to state NOLs and credit carryforwards, we established a valuation allowance of $164 million for those that are more likely than not to expire prior to utilization.

At December 31, 2015, approximately $307 million of U.S. foreign tax credits were available for carryforward. These credits expire in 2025 and 2026.

At December 31, 2015, amounts and expiration dates of net operating loss carryforwards in various non-U.S. taxing jurisdictions were:

(Millions of dollars)
2016	2017	2018	2019-2021	2022-2036	Unlimited	Total
$1	$3	$84	$547	$222	$1,780	$2,637

At December 31, 2015, non-U.S. entities that have not yet demonstrated consistent and/or sustainable profitability to support the realization of net deferred tax assets have recorded valuation allowances of $652 million, including certain entities in Luxembourg.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for uncertain tax positions, including positions impacting only the timing of tax benefits, follows.

Reconciliation of unrecognized tax benefits: [1]
	Years ended December 31,
(Millions of dollars)	2015	2014
Balance at January 1,	$846	$759

Additions for tax positions related to current year	73	58
Additions for tax positions related to prior years	118	84
Reductions for tax positions related to prior years	(30)	(31)
Reductions for settlements [2]	(30)	(18)
Reductions for expiration of statute of limitations	(9)	(6)

Balance at December 31,	$968	$846

Amount that, if recognized, would impact the effective tax rate	$934	$804

[1]	Foreign currency impacts are included within each line as applicable.

[2]	Includes cash payment or other reduction of assets to settle liability.

We classify interest and penalties on income taxes as a component of the provision for income taxes. We recognized a net provision for interest and penalties of $20 million, $3 million and $7 million during the years ended December 31, 2015, 2014 and 2013, respectively. The total amount of interest and penalties accrued was $79 million and $61 million as of December 31, 2015 and 2014, respectively.

On January 30, 2015, we received a Revenue Agent's Report (RAR) from the IRS indicating the end of the field examination of our U.S. income tax returns for 2007 to 2009 including the impact of a loss carryback to 2005. The RAR proposed tax increases and penalties for these years of approximately $1 billion primarily related to two significant areas that we are vigorously contesting through the IRS Appeals process. In the first area, the IRS has proposed to tax in the United States profits earned from certain parts transactions by one of our non-U.S. subsidiaries, Caterpillar SARL (CSARL), based on the IRS examination team’s application of the “substance-over-form” or “assignment-of-income” judicial doctrines. We believe that the relevant transactions complied with applicable tax laws and did not violate judicial doctrines. We have filed U.S. income tax returns on this same basis for years after 2009. Based on the information currently available, we do not anticipate a significant increase or decrease to our unrecognized tax benefits for this matter within the next 12 months. We currently believe the ultimate disposition of this matter will not have a material adverse effect on our consolidated financial position, liquidity or results of operations.

In the second area, the IRS disallowed approximately $125 million of foreign tax credits that arose as a result of certain financings unrelated to CSARL. Decisions of the U.S. Court of Appeals for the Second Circuit involving other taxpayers in 2015 caused us to conclude the benefits of this uncertain tax position are no longer more likely than not to be sustained based on technical merits. As tax benefits related to this tax position can no longer be recognized in the financial statements, we increased unrecognized tax benefits by $68 million. We will continue to monitor ongoing court cases involving other taxpayers for information that may impact our analysis of this tax position.

The IRS field examination of our U.S. income tax returns for 2010 to 2012 began in 2015. With the exception of a loss carryback to 2005, tax years prior to 2007 are generally no longer subject to U.S. tax assessment. In our major non-U.S. jurisdictions including Australia, Brazil, China, Germany, Japan, Switzerland, Singapore and the U.K., tax years are typically subject to examination for three to eight years. Due to the uncertainty related to the timing and potential outcome of audits, we cannot estimate the range of reasonably possible change in unrecognized tax benefits in the next 12 months.